

The LGL Group, Inc.

(NYSE MKT: LGL)

Marcum LLP's 2nd Annual MicroCap Conference
May 30, 2013

Safe harbor statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Corporate Snapshot

Publicly traded global corporation

Formed in 1917
IPO in 1946
MtronPTI subsidiary 1965

$30 million	TTM annual revenue March 31, 2013
Global revenue	50% outside U.S.
$5.51	Stock price 5/24/2013
$7.00	52-week high
$14.4 million	market capitalization
$9.3 million	cash and cash equivalents March 31, 2013
$1.7 billion	total annual worldwide market

Attractive Investment Opportunity

We believe our stock is undervalued in the market relative to intrinsic value:

$5.51	Share price as of 5/24/2013
0.3x	Revenue multiple LTM *compared to mean of 1.1x for peer companies*
$9.49	Book value
$3.59	Cash and cash equivalents per share March 31, 2013
$3.16	Adjusted working capital (AR + Inventory – AP) March 31, 2013

Currently trading at 0.8x of working capital, and 0.6x book value

MtronPTI: The Primary Brand

Design, manufacture and market customized high-precision components used for frequency control in electronic systems:

~50 years experience	precision filter and timing solutions, industry experts
Blue-chip clients	long product cycles, preferred supplier relationships
Diverse markets	aerospace, communications, defense, instrumentation
Global footprint	worldwide sales, manufacturing and supply chain
Industry leader	**technology, reliability, convenience, and support**

MtronPTI
...when timing matters







Enabling High Performance in Diverse Markets

Platform Technology

Quartz timing used in all digital electronics
- Reliability leader in precision quartz oscillators
- Wide product range / performance / price

High frequency filters essential to wireless comm
- ~50 years of RF, VHF, UHF, µwave filter leadership

Custom / semi-custom approach supports client cost down efforts

Technology experience enhances client product performance and reliability

Balance & synergy

65% Aerospace/Defense and Instrumentation
35% Internet Communications Technology (ICT)

High Performance Markets

ICT



Defense



Aerospace



Instrumentation



Critical Components for Clients' Systems

Aerospace/Defense (65% revenue - 2012)

- Software-defined radio
- IED-jamming RF system
- Man-pack radios
- Next-generation UAVs
- Orbital space communications

ICT (35% revenue - 2012)

- Optical switches and routers
- Point-to-point radio systems
- Wireless base stations
- GPS navigation

Products **Applications**



LGL GROUP

Strong Client Relationships

We have a long history of providing custom-engineered, high-value products to a roster of blue-chip global OEM clients…

- Design wins drive recurring revenue; **product life cycles > 5 years**
- Focus on **high performance/high reliability** applications
- Clients commit to estimated annual volumes with fixed pricing
- **Long term sales support/relationships** = trust, preference, sole source positions

ICT clients include:	Aerospace/Defense clients include:
ADTRAN, ADVA Optical Networking	GARMIN, HARRIS
Alcatel·Lucent, ciena	Hamilton Sundstrand A United Technologies Company, Honeywell
CISCO, ERICSSON	Raytheon, Rockwell Collins Building trust every day

Frequency Control Value Chain



% of Revenue:
<4%
90%
6%
% of R&D Effort:
0%
60%
40%
Value Chain
Raw quartz, prelim. processing & supply
Crystal finishing
Component design & assembly
Integrated module design & assembly
Final system design & assembly
Final Product
Raw Material
Component
CM/OEM
End Customer



Technology Pyramid
Atomic
OCXOs
GPSDOs,
Filters & Modules
20 MHz, 1-10 ppb
High Performance
VCXOs, TCXOs, Clocks
to 622 MHz @ 0.5 ppm
Medium Performance
VCXOs, TCXOs, Clocks & Crystals
to 155 MHz @ 1 ppm
Low Performance
VCXOs, TCXOs, Clocks & Crystals
to 40 MHz @ 50 ppm
semis
semis
Asian Supply + Mems



2012 Revenue by Market
ICT 35%
Aerospace 27%
Defense 17%
Other 10%
Instrumentation 6%
Industrial & Medical 5%
Source: company estimates

Product Strategy



Dollar Content
Value Chain
ASP: $2
Components
ASP: $450
Integrated Products
ASP: $5,000
Subsystems
ASP: $50,000
Systems
Pursuing IP/engineering investments through joint ventures/M&A
Level of Integration



M9107
GPS Disciplined Oscillator



TF0108-001
Tunable Filter

Guiding principles for new products:

- Long and sticky product life cycle
- Higher revenue per unit, higher GM
- Technically-advanced, greater capability integration

Precision Timing Market: $1.3 B

~$4 billion crystal oscillator market

6% CAGR through 2017

[1]Source: Databeans 2012 Timing Devices Report



2012 Crystal Oscillators
~ $4 B
67%
Consumer
(primarily produced in Asia)
33%
Non-Consumer
Precision Timing
~ $1.3 B
Others
Taiwan
Japan
China
EU & N.A.
Source: company estimates

Fragmented, competitive

Large Japanese players target consumer devices

Precision players typically small divisions of large industrials or specialty engineering firms

M&A activity increasing, industry consolidation opportunities

$1.3 B Precision market dominated by ICT requirements

ICT spending has not fully recovered since the systemic shocks in 2011, but bandwidth demand is accelerating with >200 4G/LTE phones on the market…

4G/LTE	$0.6 B_{2010}	$2.1 B_{2011}	$13 B_{2015}	CAGR >45%
2G/3G/4G	$46 B_{2010}		$51 B_{2015}	CAGR 5%

North America leads today, spend is shifting to Asia Pacific (68% of total by 2015)

Mindcommarce – Jan 2012

RF/Microwave Filter Market: $0.4 B

RF/Microwave market: ~40% high performance applications

- Precision filters $400M$_{2012}$; ***10% CAGR to $580M$_{2016}$***

RF/Microwave Filter Market

2012 ~ $1.1B

Addressable = $0.4B

Radio architectures are changing to SDR

Multi-band radios driving tunable filter growth

Source: Lauren Robin, Activity Leader, Yole Development
"RF filters, PAs, Antenna Switches & Tunability for Cellular Handsets", April 2012;
Company estimates


Base Sta. Cavity
Military uWave
LC
Cell SAW
Ceramic
Switched
Tunable
Cystal
Other
FBAR
Base Sta. SAW
Oher SAW
Comm. SAW
EW SAW
Source: company estimates
MtronPTI serves these segments today


2,000,000
Base station transceiver shipments
Software controlled versus software defined
> 15% CAGR
1,000,000
2007
2008
2009
2010
2011E
2012E
2013E
2014E
2015E

Software-defined radio:

15% CAGR through 2015

Small Company, Global Presence

MtronPTI

Over 400 people

10 sales and technical support sites
>30 representative firms

155,000 ft^2
US and India manufacturing
Multiple contract factories



ISO9001
AS9100C
Yankton, SD
Derby, CT
Santa Clara, CA
Orlando, FL
ISO9001
AS9100C
Eindhoven
Beijing
Yantai
Seoul
Qingdao
Shenzhen
Shanghai
New Delhi
Hong Kong
ISO9001
Manufacturing & Sales Location
Manufacturing Location
Sales Location

Growth Strategy

Extend technology and IP position

- R&D investments in tunable filter platform
- Investments in high-performance timing for aerospace, new materials for harsh environments
- *Shifting into products that are higher in the value chain (modules, subsystems), leading to higher ASP and GM*

Grow revenue with strategic/emerging clients

- Increased sales support to leverage existing customers, gain share, market expansion
- Incremental capacity investments

Joint venture opportunities

- Intellectual property expansion
- Strategically expand supply chain and improve manufacturing flexibility

M&A: Synergistic acquisitions

- Focus on high value-added engineering complements
- Mix shift towards lower volume, higher average sale price and margins
- Increase levels of customization, deeper within OEM design cycles

Greenfield opportunities

- New markets, new customers, new products

Management Team

Greg Anderson, President and CEO
24+ years in high-tech manufacturing; Business Development Mgr. and Operations Mgr. at 3M Corporation, Imation

LaDuane Clifton, CPA, Chief Financial Officer
17+ years in finance and accounting with public companies; CFO at a21, auditor at KPMG, finance/accounting at Aetna

Mike Howard, VP Engineering – Filter
42+ years in Microwave/RF, began at Salford Electrical Instruments, senior member of IEEE since 2005

Joe Doyle, VP Engineering – Timing
32+ years in RF/integrated circuit design, semiconductor physics, modeling; staff engineer at Motorola , Champion Tech.

Paul Dechen, VP Sales – Aerospace/Defense
28+ years in Aero/Defense sales and marketing experience in frequency control and filters

Dick Thompson, VP Sales – ICT
22+ years in frequency control and timing sales and marketing; sales leader at Vishay-Dale and Champion Tech.

Financial Review

Strong Operating Leverage



Revenue, Gross Margin and EBITDA
($ in millions, except percentages)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
$39.5
$40.2
$31.3
$46.7
$35.7
$29.7
$29.9
25.7%
25.8%
23.7%
35.0%
30.2%
26.1%
28.6%
1.1%
0.4%
-3.9%
16.2%
4.1%
-3.2%
-1.1%
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
TTM Q1 2013
Revenue
Gross Margin
EBITDA Margin

Note: Revenues for 2006 through a portion of 2007 are adjusted to exclude Lynch Systems, whose operating assets were sold in 2007.

Financial Snapshot



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
$12.5
$12.4
$11.0
$9.0
$9.7
$9.6
$7.4
$7.2
$7.6
$7.3
$7.6
$7.4
36.3%
37.6%
31.7%
32.6%
31.8%
28.0%
27.9%
22.3%
26.5%
24.5%
30.7%
32.5%
20.6%
18.9%
11.2%
6.4%
7.9%
3.5%
-3.0%
-9.2%
-1.2%
-3.2%
0.5%
-0.5%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Revenue
Gross Margin
EBITDA Margin

Capital Position as of:	3/31/2013	12/31/2012
Total Assets	$ 28.9M	$ 29.6M
Net Working Capital	16.6M	16.6M
Cash-Adjusted Working Capital	8.2M	7.2M
Cash and Cash Equivalents	9.3M	10.1M
Total Debt	1.4M	1.3M
Shareholders' Equity	24.6M	24.6M

- Cash and cash equivalents of **$3.59 per share** at 03/31/2013
- Cash-adjusted working capital of **$3.16 per share** at 03/31/2013
- Book value of **$9.49 per share** at 03/31/2013

Positioned for Growth

Capital position strong
organic investments (client service, ERP, website, capacity and capabilities)
joint venture/M&A

R&D investments in target markets
software-defined radio, low noise radar, harsh environment timing

Key components in major clients' systems
very "sticky" with high switching costs

Strong position in Commercial Avionics
Industry predicting double digit growth



Order Backlog
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$14.4
$12.0
$10.7
$12.2
$12.1
$9.1
$8.6
$8.9
$9.5
$8.7
$8.7
$8.4
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

Income Statement Highlights

($ in millions, except EPS)	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012	TTM 2013 A: Q1 2013
Revenue	$ 39.5	$ 40.2	$ 31.3	$ 46.7	$ 35.7	$ 29.7	$ 29.9
% Change		*1.6%*	*-28.4%*	*32.9%*	*-30.8%*	*-20.1%*	*0.7%*
Gross Profit	10.2	10.4	7.4	16.4	10.8	7.7	8.5
% Margin	*25.7%*	*25.8%*	*23.7%*	*35.0%*	*30.2%*	*26.1%*	*28.6%*
Research & Development	2.8	3.1	2.1	1.6	1.9	2.0	2.1
% of Revenue	*7.0%*	*7.6%*	*6.9%*	*3.5%*	*5.2%*	*6.8%*	*7.0%*
Selling, General & Administrative	8.2	8.2	7.2	7.9	8.2	7.5	7.7
% of Revenue	*20.8%*	*20.3%*	*23.0%*	*17.0%*	*23.0%*	*25.3%*	*25.8%*
EBITDA	0.4	0.2	(1.2)	7.5	1.5	(0.9)	(0.3)
% Margin	*1.1%*	*0.4%*	*-3.9%*	*16.2%*	*4.1%*	*-3.2%*	*-1.1%*
Pre-Tax Earnings (Non-GAAP)	(2.5)	(1.2)	(2.6)	6.5	0.6	(1.8)	(1.3)
% Margin	*-6.4%*	*-2.9%*	*-8.2%*	*13.9%*	*1.6%*	*-6.2%*	*-4.3%*
Pre-Tax EPS (Non-GAAP)	$ (1.16)	$ (1.15)	$ (1.14)	$ 2.88	$ 0.22	$ (0.71)	$ (0.49)

Balance Sheet Highlights

($ and shares in millions)	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012	Q1 2013
Cash and Cash Equivalents	$ 5.2	$ 5.3	$ 3.8	$ 4.1	$ 13.7	$ 10.1	$ 9.3
% Change		*1.7%*	*-39.5%*	*8.0%*	*69.7%*	*-35.4%*	*-8.6%*
Cash-Adj. WC (AR + Inv - AP)	$ 9.0	$ 9.5	$ 7.8	$ 9.7	$ 8.2	$ 7.2	$ 8.2
% Change		*5.1%*	*-22.0%*	*19.6%*	*-17.8%*	*-13.6%*	*11.6%*
Net Working Capital	$ 10.8	$ 9.7	$ 5.5	$ 12.8	$ 18.2	$ 16.6	$ 16.6
% Change		*-11.1%*	*-77.1%*	*57.4%*	*29.4%*	*-9.3%*	*0.0%*
Total Assets	$ 22.9	$ 22.4	$ 18.6	$ 23.7	$ 32.4	$ 29.6	$ 28.9
% Change		*-2.3%*	*-20.4%*	*21.7%*	*26.8%*	*-9.6%*	*-2.3%*
Total Debt	$ 5.5	$ 6.8	$ 5.0	$ 0.7	$ 3.4	$ 1.3	$ 1.4
Shareholders' Equity	$ 12.4	$ 11.0	$ 9.0	$ 18.7	$ 25.6	$ 24.6	$ 24.6
Common Stock Outstanding	2.2	2.2	2.2	2.3	2.6	2.6	2.6

GAAP to Non-GAAP Reconciliations

Reconciliation of GAAP net income to non-GAAP pre-tax earnings

($ in millions, except per share amounts)	2007	2008	2009	2010	2011	2012	TTM 2013
Net Income (GAAP)	$ (2.6)	$ (1.3)	$ (2.5)	$ 9.4	$ 0.4	$ (1.3)	$ (0.8)
Income tax benefit (provision)	0.1	0.1	0.0	(2.9)	0.2	(0.5)	(0.5)
Pre-tax earnings (Non-GAAP)	**$ (2.5)**	**$ (1.2)**	**$ (2.5)**	**$ 6.5**	**$ 0.6**	**$ (1.8)**	**$ (1.3)**
Pre-tax earnings per share (Non-GAAP)	**($1.16)**	**($0.53)**	**($1.14)**	**$2.88**	**$0.22**	**($0.71)**	**($0.49)**
Weighted average shares outstanding	2,158,120	2,174,218	2,200,011	2,248,180	2,572,825	2,593,741	2,596,693

Computation of EBITDA:

($ in millions)	2007	2008	2009	2010	2011	2012	TTM 2013
Net Income(Loss)	$ (2.6)	$ (1.3)	$ (2.5)	$ 9.4	$ 0.4	$ (1.3)	$ (0.8)
Provision(Benefit) for income taxes	0.1	0.1	0.0	(2.9)	0.2	(0.5)	(0.5)
Interest	0.3	0.3	0.4	0.3	0.1	0.1	0.1
Depreciation	1.0	1.0	0.9	0.6	0.6	0.7	0.8
Amortization	0.1	0.1	0.1	0.1	0.1	0.1	0.1
EBITDA	**$ (1.1)**	**$ 0.2**	**$ (1.2)**	**$ 7.5**	**$ 1.5**	**$ (0.9)**	**$ (0.3)**

Computation of Adjusted Working Capital:

($ in millions)	As of 12/31/2012	As of 3/31/2013
Accounts receivable, net	$ 4.4	$ 4.5
Inventory, net	$ 5.3	$ 5.5
Less: accounts payable	$ (2.5)	$ (1.7)
Adjusted working capital	**$ 7.2**	**$ 8.2**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

Investment Considerations

Strong capital position

Flexible platform with operating leverage

JV/M&A opportunities





~50 years experience

Blue-chip clients

Diverse markets

Worldwide footprint

Quality-certified, low-cost manufacturing

Industry leading technology, reliability, convenience, support



